SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2000


                               Movado Group, Inc.
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             (Exact name of registrant as specified in its charter)


      New York                       0-22378                  13-2595932
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   (State or other                (Commission               (IRS Employer
    jurisdiction of                File Number)              Identification
    incorporation)                                                No.)


    125 Chubb Avenue, Lyndhurst, New Jersey                        07071
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (201) 460-4800
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ITEM 5.  OTHER EVENTS

         Movado Group, Inc., on March 21, 2000, announced its preliminary earnings expectation for the fourth quarter and year ended January 31, 2000.

ITEM 7.  EXHIBITS

         Exhibit Number        Description
         --------------        -----------
              99.1             Press Release, dated May 21, 2000, by Movado
                               Group, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Movado Group, Inc.
                                      (Registrant)


Date: March 22, 2000                  By: /s/ Kenneth J. Adams
                                          --------------------
                                          Name:  Kenneth J. Adams
                                          Title: Senior Vice President
                                                 and Chief Financial
                                                 Officer
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                                  EXHIBIT INDEX


         Exhibit Number        Description
         --------------        -----------
              99.1             Press Release, dated May 21, 2000, by Movado
                               Group, Inc.